EXHIBIT 32.4

Certification Pursuant To
18 U.S.C. Section 1350,
as Adopted Pursuant to
Section 906 of The Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Summit Hotel OP, LP (the “Companies”) on Form 10-Q for the fiscal quarter ended March 31, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Stuart J. Becker, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Summit Hotel OP, LP
By: Summit Hotel GP, LLC, its general partner
By: Summit Hotel Properties, Inc., its sole member

Date: May 15, 2012	By: /s/ Stuart J. Becker
Stuart J. Becker Executive Vice President and Chief Financial Officer (principal financial officer)